Exhibit 99.1

COGNOS INCORPORATED
FISCAL 2006
CONSOLIDATED STATEMENT OF INCOME BY QUARTER

(US$000s except share amounts, U.S. GAAP)
(Unaudited)

As Reported:

	FY2006				FY2006

	Q1	Q2	Q3	Q4	Total

Revenue
Product license	$ 71,146	$ 78,649	$ 75,510	$117,942	$343,247
Product support	88,505	92,062	94,430	96,988	371,985
Services	40,424	41,331	42,314	38,199	162,268

Total revenue	200,075	212,042	212,254	253,129	877,500

Cost of revenue
Cost of product license	1,222	1,409	1,732	1,934	6,297
Cost of product support	8,882	8,797	9,062	9,665	36,406
Cost of services	32,090	32,511	32,871	31,548	129,020

Total cost of revenue	42,194	42,717	43,665	43,147	171,723

Gross margin	157,881	169,325	168,589	209,982	705,777

Operating expenses
Selling, general and administrative	103,013	106,241	107,330	130,495	447,079
Research and development	28,874	28,526	27,226	30,114	114,740
Amortization of acquisition-related intangible assets	1,637	1,637	1,684	1,697	6,655

Total operating expenses	133,524	136,404	136,240	162,306	568,474

Operating income	24,357	32,921	32,349	47,676	137,303
Interest and other income, net	2,780	3,051	3,788	7,544	17,163

Income before taxes	27,137	35,972	36,137	55,220	154,466
Income tax provision	3,312	7,253	7,869	11,230	29,664

Net income	$ 23,825	$ 28,719	$ 28,268	$ 43,990	$124,802

Net income per share
Basic	$0.26	$0.32	$0.31	$0.49	$1.38

Diluted	$0.25	$0.31	$0.31	$0.48	$1.35

COGNOS INCORPORATED
FISCAL 2006
CONSOLIDATED STATEMENT OF INCOME BY QUARTER

(US$000s except share amounts, U.S. GAAP)
(Unaudited)

Impact of retrospective application of FAS 123R, Share-based Payment:

	FY2006				FY2006

	Q1	Q2	Q3	Q4	Total

Revenue
Product license	$ --	$ --	$ --	$ --	$ --
Product support	--	--	--	--	--
Services	--	--	--	--	--

Total revenue	--	--	--	--	--

Cost of revenue
Cost of product license	--	--	--	--	--
Cost of product support	114	117	130	144	505
Cost of services	207	194	249	247	897

Total cost of revenue	321	311	379	391	1,402

Gross margin	(321)	(311)	(379)	(391)	(1,402)

Operating expenses
Selling, general and administrative	2,702	3,086	3,423	4,157	13,368
Research and development	891	994	1,061	1,104	4,050
Amortization of acquisition-related intangible assets	--	--	--	--	--

Total operating expenses	3,593	4,080	4,484	5,261	17,418

Operating income	(3,914)	(4,391)	(4,863)	(5,652)	(18,820)
Interest and other income, net	--	--	--	--	--

Income before taxes	(3,914)	(4,391)	(4,863)	(5,652)	(18,820)
Income tax provision	(461)	(572)	(605)	(956)	(2,594)

Net income	$(3,453)	$(3,819)	$(4,258)	$(4,696)	$(16,226)

Net income per share
Basic	$(0.04)	$(0.05)	$(0.04)	$(0.05)	$(0.18)

Diluted	$(0.03)	$(0.04)	$(0.05)	$(0.05)	$(0.18)

COGNOS INCORPORATED
FISCAL 2006
CONSOLIDATED STATEMENT OF INCOME BY QUARTER

(US$000s except share amounts, U.S. GAAP)
(Unaudited)

After retrospective application of FAS 123R, Share-based Payment:

	FY2006				FY2006

	Q1	Q2	Q3	Q4	Total

Revenue
Product license	$ 71,146	$ 78,649	$ 75,510	$117,942	$343,247
Product support	88,505	92,062	94,430	96,988	371,985
Services	40,424	41,331	42,314	38,199	162,268

Total revenue	200,075	212,042	212,254	253,129	877,500

Cost of revenue
Cost of product license	1,222	1,409	1,732	1,934	6,297
Cost of product support	8,996	8,914	9,192	9,809	36,911
Cost of services	32,297	32,705	33,120	31,795	129,917

Total cost of revenue	42,515	43,028	44,044	43,538	173,125

Gross margin	157,560	169,014	168,210	209,591	704,375

Operating expenses
Selling, general and administrative	105,715	109,327	110,753	134,652	460,447
Research and development	29,765	29,520	28,287	31,218	118,790
Amortization of acquisition-related intangible assets	1,637	1,637	1,684	1,697	6,655

Total operating expenses	137,117	140,484	140,724	167,567	585,892

Operating income	20,443	28,530	27,486	42,024	118,483
Interest and other income, net	2,780	3,051	3,788	7,544	17,163

Income before taxes	23,223	31,581	31,274	49,568	135,646
Income tax provision	2,851	6,681	7,264	10,274	27,070

Net income	$ 20,372	$ 24,900	$ 24,010	$ 39,294	$108,576

Net income per share
Basic	$0.22	$0.27	$0.27	$0.44	$1.20

Diluted	$0.22	$0.27	$0.26	$0.43	$1.17

COGNOS INCORPORATED
FISCAL 2005
CONSOLIDATED STATEMENT OF INCOME BY QUARTER

(US$000s except share amounts, U.S. GAAP)
(Unaudited)

As Reported:

	FY2005				FY2005

	Q1	Q2	Q3	Q4	Total

Revenue
Product license	$ 66,070	$ 75,362	$ 91,580	$129,946	$362,958
Product support	74,787	76,156	81,031	88,477	320,451
Services	32,762	33,702	37,755	37,903	142,122

Total revenue	173,619	185,220	210,366	256,326	825,531

Cost of revenue
Cost of product license	621	546	578	1,280	3,025
Cost of product support	7,175	7,074	8,508	10,048	32,805
Cost of services	25,475	27,457	28,574	31,796	113,302

Total cost of revenue	33,271	35,077	37,660	43,124	149,132

Gross margin	140,348	150,143	172,706	213,202	676,399

Operating expenses
Selling, general and administrative	90,645	90,371	102,377	122,811	406,204
Research and development	24,325	25,382	26,987	29,244	105,938
Amortization of acquisition-related intangible assets	1,236	1,228	1,501	1,637	5,602

Total operating expenses	116,206	116,981	130,865	153,692	517,744

Operating income	24,142	33,162	41,841	59,510	158,655
Interest and other income, net	1,333	1,773	1,887	1,578	6,571

Income before taxes	25,475	34,935	43,728	61,088	165,226
Income tax provision	5,350	7,336	9,183	6,753	28,622

Net income	$ 20,125	$ 27,599	$ 34,545	$ 54,335	$136,604

Net income per share
Basic	$0.22	$0.31	$0.38	$0.60	$1.51

Diluted	$0.22	$0.30	$0.37	$0.58	$1.47

COGNOS INCORPORATED
FISCAL 2005
CONSOLIDATED STATEMENT OF INCOME BY QUARTER

(US$000s except share amounts, U.S. GAAP)
(Unaudited)

Impact of retrospective application of FAS 123R, Share-based Payment:

	FY2005				FY2005

	Q1	Q2	Q3	Q4	Total

Revenue
Product license	$ --	$ --	$ --	$ --	$ --
Product support	--	--	--	--	--
Services	--	--	--	--	--

Total revenue	--	--	--	--	--

Cost of revenue
Cost of product license	--	--	--	--	--
Cost of product support	119	105	148	148	520
Cost of services	258	251	285	254	1,048

Total cost of revenue	377	356	433	402	1,568

Gross margin	(377)	(356)	(433)	(402)	(1,568)

Operating expenses
Selling, general and administrative	2,497	2,565	3,558	3,477	12,097
Research and development	777	714	998	984	3,473
Amortization of acquisition-related intangible assets	--	--	--	--	--

Total operating expenses	3,274	3,279	4,556	4,461	15,570

Operating income	(3,651)	(3,635)	(4,989)	(4,863)	(17,138)
Interest and other income, net	--	--	--	--	--

Income before taxes	(3,651)	(3,635)	(4,989)	(4,863)	(17,138)
Income tax provision	(427)	(427)	(580)	(574)	(2,008)

Net income	$(3,224)	$(3,208)	$(4,409)	$(4,289)	$(15,130)

Net income per share
Basic	$(0.03)	$(0.04)	$(0.05)	$(0.05)	$(0.17)

Diluted	$(0.04)	$(0.04)	$(0.05)	$(0.05)	$(0.17)

COGNOS INCORPORATED
FISCAL 2005
CONSOLIDATED STATEMENT OF INCOME BY QUARTER

(US$000s except share amounts, U.S. GAAP)
(Unaudited)

After retrospective application of FAS 123R, Share-based Payment:

	FY2005				FY2005

	Q1	Q2	Q3	Q4	Total

Revenue
Product license	$ 66,070	$ 75,362	$ 91,580	$129,946	$362,958
Product support	74,787	76,156	81,031	88,477	320,451
Services	32,762	33,702	37,755	37,903	142,122

Total revenue	173,619	185,220	210,366	256,326	825,531

Cost of revenue
Cost of product license	621	546	578	1,280	3,025
Cost of product support	7,294	7,179	8,656	10,196	33,325
Cost of services	25,733	27,708	28,859	32,050	114,350

Total cost of revenue	33,648	35,433	38,093	43,526	150,700

Gross margin	139,971	149,787	172,273	212,800	674,831

Operating expenses
Selling, general and administrative	93,142	92,936	105,935	126,288	418,301
Research and development	25,102	26,096	27,985	30,228	109,411
Amortization of acquisition-related intangible assets	1,236	1,228	1,501	1,637	5,602

Total operating expenses	119,480	120,260	135,421	158,153	533,314

Operating income	20,491	29,527	36,852	54,647	141,517
Interest and other income, net	1,333	1,773	1,887	1,578	6,571

Income before taxes	21,824	31,300	38,739	56,225	148,088
Income tax provision	4,923	6,909	8,603	6,179	26,614

Net income	$ 16,901	$ 24,391	$ 30,136	$ 50,046	$121,474

Net income per share
Basic	$0.19	$0.27	$0.33	$0.55	$1.34

Diluted	$0.18	$0.26	$0.32	$0.53	$1.30